UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report:	November 5, 2004
Date of earliest event reported:	November 5, 2004

FULTON FINANCIAL CORPORATION
(Exact Name of Registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	0-10587 Commission File No.	23-2195389 (IRS Employer Identification Number)
One Penn Square, P.O. Box 4887, Lancaster, PA (Address of principal executive offices)		17604 (Zip Code)

Registrant's telephone number, including area code: (717) 291-2411

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

     |  |     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |  |     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |  |     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure

     At a special meeting of shareholders of First Washington FinancialCorp, held November 5, 2004, the shareholders of First Washington approved the Agreement and Plan of Merger previously entered into by Fulton and First Washington on June 14, 2004. The merger is now expected to close on December 31, 2004, pending receipt of regulatory approvals. A press release containing further information is attached hereto as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits

          (c) Exhibits

               99.1     Press Release, dated November 5, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FULTON FINANCIAL CORPORATION
Date: November 5, 2004	By: /s/ Charles J. Nugent Charles J. Nugent Senior Executive Vice President and Chief Financial Officer